FORM 8-K








Tuesday  January 12th, 2021


CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:

Tuesday January 12th, 2021


Access-Power, & Co., INC
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Matters...

My dear Shareholders, Commissioners of the SEC, and especially the Directors of Compliance at OTC Markets Group,

Please forgive our criminal past managers.  Today, we are real.

We are real inventors.

We have real products, and a nice 2010 BMW 650i for sale on our site:

https://www.myaccess-power.com

PLEASE BUY OUR PRODUCTS

We are creators and innovators, and we asked Broadridge yesterday to generate a NOBO report for the Company with a record date of January
12th, 2021.   This report will become available on January 20th, 2021.
We will include the NOBO report in our re-application to back to the PINK CURRENT INFORMATION tier. This NOBO report will further clarify the structure of our Shareholders held at CEDE, the names of shares held at brokers.

We pray to GOD for our approval to get PINK CURRENT
INFORMATION tier of OTC Markets.

We confirm that OTC Markets will allow the Company a re-application to the PINK CURRENT INFORMATION tier effective February 1, 2021.

They could say NO, and they could say YES. I will believe that OTC Markets will say YES to our application.

THERE IS NO DILUTION IN ACCR.

Sincerely and with the truth for you to see....

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
Tuesday                 January 12th, 2021

The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.




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